UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2011

PALMDALE EXECUTIVE HOMES, CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52848	26-1125521
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6767 W. Tropicana Ave., Suite 207 Las Vegas, NV	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 270-4158

                                      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) - (b) On March 25, 2010,  Palmdale Executive Homes, Corp. (the “Company’) engaged LBB & Associates Ltd., LLP (‘LBB”) as its new independent registered public accountants.  The decision to change accountants was recommended and approved by the Company’s board of directors as Kyle L. Tingle, CPA. LCC (“Tingle”) was unable to stand as auditor, effective after the filing of the Form 10-Q for the quarter ended September 30, 2010, predicated upon the limits proscribed by Sarbanes-Oxley and the PCAOB.

The reports of Tingle on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

During the Company’s two most recent fiscal years, there have not been any disagreements between the Company and Tingle, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Tingle would have caused Tingle to make reference thereto in its reports on the Company’s audited financial statements, nor have there been any “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through the date of this report, neither the Company nor anyone acting on its behalf consulted with LBB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed other than that discussed above, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Tingle with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission.  The Company requested that Tingle furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the disclosure made herein.  A copy of the letter from Tingle confirming its agreement with the disclosure made herein is attached as Exhibit 16.01 hereto.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.01   Letter from Kyle L. Tingle, CPA, LCC to the Securities and Exchange Commission dated March 29, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FITWAYVITAMINS, INC.

Date: March 29, 2011	By:	/s/ SUZETTE M. MAJOR
SUZETTE M. MAJOR
President/Chief Executive Officer

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